UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Report to Stockholders.

ANNUAL REPORT
October 31, 2023

TICKER ENSBX

Ensemble Fund
Annual Report
October 31, 2023
(Unaudited)

The Ensemble Fund (the “Fund”) returned 3.32% for the fiscal year ended October 31, 2023. For comparative purposes, the S&P® 500 Index, which is the Fund’s benchmark, had a total return of 10.14% over the same time period.

The Fund outperformed the S&P® 500 Index from the beginning of the fiscal year through early-February. The Fund then underperformed the market through the end of the fiscal year most notably due to the Fund’s ownership of First Republic Bank, which experienced a run on their deposit base due to customer fears in the wake of the collapse of Silicon Valley Bank.

During the fiscal year, we owned 23 different companies. Nine of our holdings generated negative returns, while 14 generated positive returns.

Significant detractors from the Fund’s total return included the following:

• First Republic Bank (0%* weight in the Fund): First Republic declined 89.84%, detracting 7.23% from the Fund’s performance, prior to our sale of the stock. The company was subsequently taken over by the FDIC with equity owners receiving zero value. First Republic did not suffer from credit quality issues, and their regulatory capital ratio requirements stayed in compliance. However, after the collapse of Silicon Valley Bank, the other large regional bank in the San Francisco Bay Area, depositors pulled their money out of First Republic triggering the bank to fail.

• Illumina (3.36%* weight in the Fund): Illumina’s stock price declined 52.18% during the Fund’s fiscal year, detracting 3.47% from the Fund’s performance. Illumina’s acquisition of GRAIL, a company with a novel technology for the early detection of cancer, triggered so many regulatory concerns and questions about management judgement, that a successful activist campaign resulted in the removal of the CEO and board chair. The new CEO has made it clear that he took the job to focus on Illumina’s core, and globally dominant, genetic sequencing franchise and will reverse the acquisition of GRAIL as quickly as possible. We believe that once the GRAIL debacle is behind the company, they will still control one of the most important technologies that exists today. We continue to believe the company is worth far more than the fiscal year end stock price implies.

• Masimo (3.33%* weight in Fund): Masimo fell 38.35%, contributing -2.22% to the Fund’s relative performance. Like Illumina, Masimo also made a large acquisition that shareholders view as a bad decision. Like Illumina, an activist has taken a significant stake in the company and successfully won seats on the board. Masimo’s core set of patient monitoring sensors remain a mission critical and competitively dominant technology in hospitals. While we believe that the company’s large acquisition enables them to bring their hospital focused sensors into the home in a way that can create tremendous value for shareholders, we also believe that should the activist succeed in simply reversing the acquisition, even at a loss, that Masimo’s core business is worth far more than the fiscal year end stock price implies.

Significant contributors to the Fund’s total return included the following:

• Netflix (7.31%* weight in fund): Netflix gained 41.05% during the Fund’s fiscal year, adding 2.77% to the Fund’s performance. While the stock remains below its all time high set in 2021, the bear case concerns of 2022 that the company’s growth had ended for good have been shown to be misplaced. With the rollout of their advertising supported version of Netflix, along with their efforts to make all Netflix households pay for access (rather than using a friend’s password to watch for free), the company has returned to

* Portfolio Information as of October 31, 2023.

2023 Annual Report 1

growth. We believe Netflix’s best days are still ahead of it as the world continues its inevitable march to streaming TV as the primary way that all households consume quality video content.

• Alphabet (7.93%* weight in Fund): Alphabet rallied 31.29% during the Fund’s fiscal year, contributing 2.72% to the Fund’s performance. After suffering through the 2022 digital advertising recession, the first since 2009, Alphabet’s advertising business returned to double digit by the end of the Fund’s fiscal year. In addition, worries that Google Search faced a near term threat from OpenAI or other large language model artificial intelligence programs faded as Google reminded the world that it is one of the foremost AI research organizations in the world.

• Ferrari (4.69%* weight in fund): Ferrari generated a return of 54.39% during the Fund’s fiscal year, contributing 2.59% to the Fund’s performance. Ferrari exhibited resiliency of demand through the economic turmoil of late 2022 and 2023, much as they have showed solid demand in past periods of economic disruption. In addition, the company’s first four door SUV (although Ferrari insists it shouldn’t be called an SUV!) hit the market to resounding demand with the company halting the acceptance of new orders after the sold out production through the end of 2024 The inflationary conditions that plagued 2022 and the first part of 2023 began to fade over the balance of the Fund’s fiscal year, even while employment and economic growth remained robust. While a recession is still certainly possible in the near future (this is of course always the case in economics), the Federal Reserve has signaled they believe they are likely done raising interest rates and inflation has faded even without the big increase in unemployment that so many economists thought would be required. As we go into 2024, we will remain vigilant in monitoring the specific industry and company end markets that our portfolio holdings serve, while remaining optimistic that a full blown economic recession may be avoided.

You can read more about our views on the economy and markets, as well find in depth profiles of our portfolio holdings, in our quarterly letters posted to www.EnsembleFund.com/news/investor-communications, as well as by following the Intrinsic Investing blog, published by Ensemble Capital Management, the Adviser to the Fund, at www.IntrinsicInvesting.com.

Sincerely,

Sean Stannard-Stockton

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-785-8165.

The Ensemble Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-785-8165. Distributed by Arbor Court Capital, LLC.

* Portfolio Information as of October 31, 2023.

2023 Annual Report 2

Ensemble Fund (Unaudited)

PERFORMANCE INFORMATION

October 31, 2023 NAV $13.68

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2023

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Ensemble Fund	3.32%	1.97%	8.90%	9.50%
S&P 500® Index (B)	10.14%	10.36%	11.01%	11.04%

Annual Fund Operating Expense Ratio (from 2/28/2023 Prospectus): 1.00%

The Fund’s expense ratio for the year ended October 31, 2023, can be found in the financial highlights included within this report.

(A)1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Ensemble Fund commenced operations on November 2, 2015.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

For a commentary on the Fund’s calendar quarter performance visit the Fund’s website at www.ensemblefund.com.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-785-8165. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS ARBOR COURT CAPITAL, LLC.

2023 Annual Report 3

Ensemble Fund (Unaudited)

Ensemble Fund by Sectors (as a percentage of Net Assets) October 31, 2023 (Unaudited)

* Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Ensemble Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.ensemblefund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Form N-PX provides information regarding how the Fund voted proxies with regards to portfolio securities held during the most recent 12-month period ended June 30th and is available without charge, upon request, by calling our toll free number (1-800-785-8165). This information is also available on the SEC’s website at http://www.sec.gov.

2023 Annual Report 4

Expense Example (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2023, and held through October 31, 2023.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.” The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2023 to
	May 1, 2023	October 31, 2023	October 31, 2023

Actual	$1,000.00	$964.06	$4.95

Hypothetical	$1,000.00	$1,020.16	$5.09
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2023 Annual Report 5

Ensemble Fund

	Schedule of Investments
	October 31, 2023
Shares	Fair Value	% of Net Assets
COMMON STOCKS
Chemicals & Allied Products
190,729 Perimeter Solutions, SA (Luxembourg) *	$610,333	1.33%
Electromedical & Electrotherapeutic Apparatus
18,901 Masimo Corporation *	1,533,438	3.33%
Entertainment
195,573 Nintendo Co., Ltd. **	2,018,313	4.39%
Laboratory Analytical Instruments
14,126 Illumina, Inc. *	1,545,667	3.36%
Motor Vehicles & Passenger Car Bodies
7,161 Ferrari N.V. (Italy)	2,160,044	4.69%
Operative Builders
410 NVR, Inc. *	2,219,174	4.82%
Pumps & Pumping Equipment
4,003 IDEX Corp.	766,214	1.67%
Retail - Building Materials, Hardware, Garden Supply
29,995 Fastenal Company	1,749,908	3.80%
Retail - Eating & Drinking Places
1,160 Chipotle Mexican Grill, Inc. *	2,252,952	4.90%
Retail - Lumber & Other Building Materials Dealers
11,889 The Home Depot, Inc.	3,384,679	7.36%
Rubber & Plastics Footwear
14,228 NIKE, Inc. - Class B	1,462,212	3.18%
Semiconductors & Related Devices
14,081 Analog Devices, Inc.	2,215,364	4.81%
Services - Business Services, NEC
1,185 Booking Holdings Inc. *	3,305,629
15,024 Broadridge Financial Solutions, Inc.	2,563,695
9,348 Mastercard Incorporated - Class A	3,518,120
	9,387,444	20.40%
Services - Computer Programming, Data Processing, Etc.
29,404 Alphabet Inc. - Class A *	3,648,448	7.93%
Services - Engineering, Accounting, Research, Management
15,755 Paychex, Inc.	1,749,593	3.80%
Services - Prepackaged Software
5,042 ServiceNow, Inc. *	2,933,688	6.37%
Services - Video Tape Rental
8,165 Netflix, Inc. *	3,361,449	7.31%
Title Insurance
35,054 First American Financial Corporation	1,803,178	3.92%
Trucking (No Local)
7,250 Landstar System, Inc.	1,194,655	2.60%
Total for Common Stocks (Cost - $43,369,634)	45,996,753	99.97%
Total Investment Securities (Cost - $43,369,634)	45,996,753
Other Assets in Excess of Liabilities	15,386	0.03%
Net Assets	$46,012,139	100.00%

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2023 Annual Report 6

Ensemble Fund

Statement of Assets and Liabilities
October 31, 2023

Assets:
Investment Securities at Fair Value	$45,996,753
(Cost - $43,369,634)
Cash	500
Receivable for Shareholder Purchases	3,672
Receivable for Securities Sold	888,318
Dividends Receivable	31,497
Total Assets	46,920,740
Liabilities:
Payable to Adviser (Note 4)	40,448
Payable due to Custodian	560,367
Payable for Securities Purchased	307,186
Payable for Shareholder Redemptions	600
Total Liabilities	908,601
Net Assets	$46,012,139

Net Assets Consist of:
Paid In Capital	$44,972,781
Total Distributable Earnings (Accumulated Deficit)	1,039,358
Net Assets, for 3,363,770 Shares Outstanding	$46,012,139
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($46,012,139/3,363,770 shares)	$13.68

Statement of Operations
For the fiscal year ended October 31, 2023

Investment Income:
Dividends (Net of foreign withholding tax of $20,676)	$519,453
Total Investment Income	519,453
Expenses:
Management Fees (Note 4)	509,648
Total Expenses	509,648

Net Investment Income (Loss)	9,805

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(875,454)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,673,041
Net Realized and Unrealized Gain (Loss) on Investments	1,797,587

Net Increase (Decrease) in Net Assets from Operations	$1,807,392

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 7

Ensemble Fund

Statements of Changes in Net Assets
	11/1/2022	11/1/2021
	to	to
	10/31/2023	10/31/2022
Operations:
Net Investment Income (Loss)	$9,805	$(108,145)
Net Realized Gain (Loss) on Investments	(875,454)	2,113,614
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,673,041	(20,960,840)
Net Increase (Decrease) in Net Assets from Operations	1,807,392	(18,955,371)

Distributions to Shareholders:	(2,462,658)	(5,597,440)

Capital Share Transactions:
Proceeds From Sale of Shares	5,675,566	9,892,247
Shares Issued on Reinvestment of Dividends	2,462,204	5,596,349
Cost of Shares Redeemed	(9,954,842)	(6,420,841)
Net Increase (Decrease) from Shareholder Activity	(1,817,072)	9,067,755

Net Increase (Decrease) in Net Assets	(2,472,338)	(15,485,056)

Net Assets at Beginning of Year	48,484,477	63,969,533
Net Assets at End of Year	$46,012,139	$48,484,477

Share Transactions:
Issued	392,852	639,845
Reinvested	182,656	289,068
Redeemed	(691,079)	(401,418)
Net Increase (Decrease) in Shares	(115,571)	527,495
Shares Outstanding Beginning of Year	3,479,341	2,951,846
Shares Outstanding End of Year	3,363,770	3,479,341

Financial Highlights
Selected data for a share outstanding
throughout the year:	11/1/2022	11/1/2021	11/1/2020	11/1/2019	11/1/2018
	to	to	to	to	to
	10/31/2023	10/31/2022	10/31/2021	10/31/2020	10/31/2019
Net Asset Value -
Beginning of Year	$13.93	$21.67	$15.97	$14.99	$12.72
Net Investment Income (Loss) (a)	- +	(0.03)	(0.03)	0.01	0.03
Net Realized and Unrealized Gains (Losses)
on Investments	0.45	(5.79)	6.95	2.35	2.80
Total from Investment Operations	0.45	(5.82)	6.92	2.36	2.83
Distributions (From Net Investment Income)	-	-	(0.01)	(0.03)	(0.01)
Distributions (From Realized Capital Gains)	(0.70)	(1.92)	(1.21)	(1.35)	(0.55)
Total Distributions	(0.70)	(1.92)	(1.22)	(1.38)	(0.56)
Net Asset Value -
End of Year	$13.68	$13.93	$21.67	$15.97	$14.99
Total Return (b)	3.32%	(29.33)%	45.21%	16.73%	23.76%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$46,012	$48,484	$63,970	$39,485	$32,189
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.02%	(0.20)%	(0.13)%	0.07%	0.23%
Portfolio Turnover Rate	29.69%	52.19%	33.13%	61.28%	47.01%

+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
ENSEMBLE FUND
October 31, 2023

1.) ORGANIZATION
The Ensemble Fund (the “Fund”) was organized as a non-diversified series of PFS Funds (the “Trust”) on September 23, 2015, and commenced operations on November 2, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of October 31, 2023, there were thirteen series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Ensemble Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2023, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

2023 Annual Report 9

Notes to the Financial Statements - continued

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. 3.) INVESTMENT SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows: Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid price, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard

2023 Annual Report 10

Notes to the Financial Statements - continued

procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee. The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2023:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$45,996,753	$–	$–	$45,996,753
Total	$45,996,753	$–	$–	$45,996,753

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2023. The Fund did not invest in any derivative instruments during the fiscal year ended October 31, 2023. 4.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended October 31, 2023, the Adviser earned management fees totaling $509,648. At October 31, 2023, the Fund owed $40,448 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

For the fiscal year ended October 31, 2023, the Trustees who are not interested persons of the Fund, each received $1,500, for a total of $6,000, plus travel expenses from the Adviser of the Fund. Under the Management Agreement, the Adviser pays these fees.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended October 31, 2023, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,946,356 and $19,187,403, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab & Co., Inc., for the benefit of its customers, held, in aggregate, 92.57% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at October 31, 2023 was $44,105,279. At October 31, 2023, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$9,414,842	$(7,523,368)	$1,891,474

2023 Annual Report 11

Notes to the Financial Statements - continued

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022
Ordinary Income	$ –	$ 550,041
Long-term Capital Gain	2,462,658	5,047,399
	$ 2,462,658	$ 5,597,440

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	$(852,116)
Unrealized Appreciation (Depreciation) - Net	1,891,474
$1,039,358

Book to tax differences are primarily attributable to the tax deferral of losses on wash sales. As of October 31, 2023, accumulated capital and other losses included $852,116 of short-term capital loss carryforward. Capital loss carryforwards have no expiration.

For the tax year ended October 31, 2023, the following permanent reclassification was recorded and was primarily attributed to the reclassification of net operating loss:

Paid In Capital	$(39,359)
Total Distributable Earnings	$39,359

9.) CONCENTRATION OF SECTOR RISK
If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of October 31, 2023, the Fund had 32.13% of the value of its net assets invested in stocks within the Consumer Discretionary sector and 28.20% in the Information Technology sector.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no events requiring adjustment or disclosure in the financial statements.

2023 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ensemble Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ensemble Fund (the “Fund”), a series of PFS Funds, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 15, 2023

2023 Annual Report 13

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-785-8165. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s) Term of Office		Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

James D. Craft,	President	Indefinite Term;	Fund Administrator, Premier Fund	N/A	N/A
Year of Birth: 1982		Since 2023	Solutions, Inc. (2007 to current);
Chief Technology Officer, Premier
Fund Solutions, Inc. (2011 to current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	13	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his position with the Trust.

Independent Trustees

				Number of
			Principal	Portfolios In	Other
Name,	Position Term of Office		Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
				Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director Emeritus,	13	None
Year of Birth: 1945	Trustee	Since 2000	Southern California PGA (2006 to
			2023).

Robert L. Boerner,	Independent	Indefinite Term;	Owner / Broker of Gecko Realty	13	Blue Chip
Year of Birth: 1969	Trustee	Since 2022	(2008 to current).		Investor Funds

Allen C. Brown,	Independent	Indefinite Term;	Retired. Law Office of Allen C.	13	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	Brown, estate planning and business		Investor Funds
			attorney (1970 to 2021).

John W. Czechowicz,	Independent	Indefinite Term;	CPA at CWDL (2016 to current).	13	None
Year of Birth: 1983	Trustee	Since 2022

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2023 Annual Report 14

Investment Adviser
Ensemble Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Arbor Court Capital, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Ensemble
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Ensemble Fund www.ensemblefund.com 1-800-785-8165

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit committee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$4,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement, 1120 RIC, and review of year end dividend calculations.
All Other Fees: Semi-Annual Reports Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$3,750	$5,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/James Craft James Craft President

Date: 12/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/James Craft James Craft President

Date: 12/28/2023

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/28/2023